Exhibit 99.1

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[GRAPHIC]

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Credit Suisse 2006 Leveraged

Finance Conference

March 29, 2006

Forward-Looking Statements	[LOGO]

This presentation contains forward-looking statements. Statements that are not historical facts, including statements about our beliefs and expectations, are forward looking statements. Forward looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar expressions. These statements include, among others, statements regarding our expected business outlook, anticipated financial and operating results, our business strategy and means to implement the strategy, our objectives, the amount and timing of capital expenditures, the likelihood of our success in expanding our business, financing plans, budgets, working capital needs and sources of liquidity.

Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. Important assumptions relating to the forward-looking statements include, among others, assumptions regarding demand for our products, the expansion of product offerings geographically or through new applications, the timing and cost of planned capital expenditures, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements also involve known and unknown risks and uncertainties, which could cause actual results that differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict.

All forward-looking statements speak only as of the date of this presentation. Except as required by applicable law, we are under no obligation to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. Potential investors should not place undue reliance on our forward-looking statements. You should also be aware that the occurrence of the events described in the “Risk Factors” section of our annual report on Form 10-K could harm our business, prospects, operating results, and financial condition.

INDUSTRY INFORMATION

Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate. It is generally based on publications that are not produced for these purposes or economic analysis.

Management Presenters

John Engquist

Chief Executive Officer

Leslie Magee

Chief Financial Officer

Business Opportunity

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H&E Equipment Services — Snapshot

Leading integrated equipment services company with $600 million of revenue in 2005

•                  Formed in 2002 through the merger of H&E and ICM – over 40 years of operating history

•                  48 full service facilities across the Intermountain, Southwest, Gulf Coast, West Coast and Southeast regions of the U.S.

•                  Strong supplier relationships with Komatsu, Grove, Manitowoc, Terex and JLG

•                  IPO completed on February 3, 2006

•                  Eagle acquisition completed on February 28, 2006

Strong 2005 Financial Performance

•                  Total revenue increased $122.0 million to $600.2 million

•                  Total gross profit increased $58.3 million to $181.6 million.

•                  Income from operations increased $44.3 million to $70.3 million.

•                  Net income increased $41.9 million to $28.2 million.

•                  EBITDA increased $50.9 million to $130.5 million(1)

(1) See Appendix 1 attached for a description of EBITDA and reconciliation of EBITDA to net income and limitations on uses of EBITDA as a performance measure.

Business Highlights

We Have a Winning Business Model	• Rent, Sell, Service — one stop equipment solutions provider	Right Company

• Competitive advantage versus pure distribution or pure rental

• Maximizes customer penetration

• Captures profitable parts and service business

• Improves rental returns by controlling the sale of used equipment

• Distributors are trying to move to our model

We are Focused on High Growth Regions	• Operations centered in the Southwest, Southeast, Intermountain and Gulf Coast	Right Markets

• Eagle acquisition creates West Coast growth platform

• Well-positioned to benefit from Katrina and Rita re-building

We Have Significant Growth Opportunities	• Non-residential construction is in the early stages of recovery	Right Time

• Primary driver of our business

• Previous expansion lasted 8 years

• Multiple growth opportunities beyond the cyclical recovery

• Expansion of our distribution business into new markets

• Investment in our rental fleet

• Growth of our high margin parts and services business

• Selected acquisitions in high growth markets

We Have a Winning Business Model

Traditional Distribution Model			Traditional Rental Model

New Equipment Sales	Used Equipment Sales	Parts & Service	Rental Equipment

H&E Integrated Equipment Services Model

Rental Equipment	Parts & Service

Used Equipment Sales	New Equipment Sales

Fleet / Project Management Capabilities

Key Advantages:

•                  Multiple points of contact with the customer

•                  High-margin parts and service operation

•                  Profitable disposal of used equipment

•                  Difficult to replicate infrastructure

•                  Improved purchasing power

•                  Balanced gross margin contribution

We are Focused on High Growth Regions in the U.S.

Our markets are benefiting from strong population growth, recovery in the non-residential construction, petrochemical and mining markets as well as the general economic recovery.

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Summary Statistics

•                  48 full-service locations

•                  5 locations owned, 43 leased

              Signify cities served by the acquisition of Eagle High Reach completed February 28, 2006

We Have Excellent Momentum in Our Business

Non- Residential Construction in Early Stages of Recovery	Non-Residential Construction Spending ($ in billions) [CHART] Source: U.S. Census Bureau	• Non-residential construction is in the early stages of recovery • Previous expansion cycle lasted approximately eight years

Improving Rental Industry Dynamics	• Manufacturers are supply constrained

• Supply/demand imbalance supporting higher distributor selling prices and rental rates

• Improvement in rental rates outpacing increases in equipment prices

More Rational Competition	• Hard lessons learned from the mistakes of the past

• Rental companies taking a prudent approach to fleet expansion

• More experienced operators and fewer “financial engineers” than in the past

We Have Multiple Growth Opportunities

Key Growth Strategies

Leverage our Integrated Business Model

Grow our Parts and Service Operations

Enter Carefully Selected New Markets

Make Selective Acquisitions

Experienced Management Team with Significant Equity Stake

H&E’s management team has a long history in the industry with significant operational experience.

		Years With		Years in
Name	Position	Company		Industry
Gary Bagley	Non-Executive Chairman and Director	34		34
John Engquist	President, CEO & Director	31		31
Leslie Magee	CFO & Secretary	11		11
Brad Barber	Executive Vice President and General Manager	8		11
Bill Fox	VP, Cranes & Earthmoving	11		26
John Jones	VP, Product Support	11		30
Ken Sharp	VP, Lift Trucks	32		32
Dale Roesener	VP, Fleet Management	22		22
	Average	20	years	25	years

Management owns approximately 14% of the Company

Business Overview

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We Have a Specialized Rental Fleet

•                  High quality fleet from brand-name manufacturers

•                  Bobcat, Gehl, Genie / Terex, Grove, JLG, Komatsu, Manitowoc and Yale

•                  14,341 pieces of equipment

•                  Original acquisition cost of $522mm

•                  Average fleet age of 41 months

•                  Dedicated rental sales force focused by product type

•                  Customized information systems and adjust for demand, utilization and rental rates

Four Core Areas of Focus

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Hi-lift / Aerial 63% of fleet(1)	Cranes 15% of fleet(1)

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Earthmoving 13% of fleet(1)	Lift trucks 6% of fleet(1)

Note:      Fleet statistics as of December 31, 2005. Includes owned equipment and leased equipment.

(1)           Percentage of original equipment cost, excludes “other equipment” which accounted for 3% of the fleet at 12/31/05.

Used Equipment Sales are an Important Part of our Business

•                  Used equipment is sold at each of the Company’s 48 facilities

•                  Sell used equipment primarily from rental fleet (78% for year ended 12/31/05)

•                  Also sell trade-ins and select used equipment purchases, made opportunistically

•                  Sold through specialized retail sales force at individual retail locations

•                  Generally realize better prices, on average, for sales of used equipment than the competition.

Total Equipment Sales – New and Used		Used Equipment Sales

2005 Revenue	2005 Gross Profit

[CHART]	[CHART]	[CHART]

We are a Leading National Distributor of Construction Equipment

•                  Professional in-house sales force focused by product type

•                  Centralized negotiations of purchase terms

•                  H&E is a leading U.S. distributor for nationally-recognized suppliers, including:

New Equipment Sales – % of Total

(12 Months Ended 12/31/05)

Revenue	Gross Profit

[CHART]	[CHART]

Supplier

[LOGO]	• Strong supplier partnering • Improved purchasing power • Improved ability to obtain equipment

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Parts and Service are an Important Profit Center

Parts and service contributed 25.7% of our 2005 gross profit.

•                  Provides on-site repair and maintenance for customers’ equipment and maintains H&E fleet

•                  Stable source of revenue through changing economic cycles

•                  Customers more likely to service existing equipment than purchase new

•                  Provides H&E with ability to age rental fleet while still maintaining quality of equipment

•                  Provide service for many major competitors

Parts and Service Gross Profit (% margin)

($ in millions)

[CHART]

Financial Overview

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H&E Business Snapshot

2005 Revenue by Business Segment ($ in millions)	2005 Gross Profit by Business Segment ($ in millions)

[CHART]	[CHART]

New Equipment Sales – Segment Financial Summary

Sales and Gross Margin

[CHART]

Key Takeaways

•                  Sales up 34% for 05 versus 04

•                  Increasing demand across all regions

•                  Strong growth in all equipment categories

•                  Q4-05 sales up 55% versus Q4-04 and 56% versus Q3-05

•                  Cranes still in early stages of recovery

•                  Gross margin up 130 bps versus 2004

•                  Supply constraints driving higher prices

•                  Dealer prices up 4% YTD; retail prices up 5%

•                  Sales force incentivized based on gross margin

Equipment Rentals – Segment Financial Summary

Sales and Gross Margin

[CHART]

Key Takeaways

•                  Sales up 19% for 05 versus 04

•                  Strong demand driving significant increases in rental rates and utilization

•                  Less than 5% growth in average fleet size

•                  Gross margin up over 9% versus 04

•                  Increased aggregate rental rates approximately 12% in 05 versus 04

•                  Rate increases drop straight to the bottom line – near 100% incremental margin

•                  Strong 06

•                  Strong fundamentals – continued growth in non-residential spending and Katrina/Rita rebuilding

•                  Continued increases in rental rates

•                  Full year impact of fleet additions – $53 million net fleet investment during 2005

•                  Eagle fleet expansion and rate increases

Used Equipment Sales – Segment Financial Summary

Sales and Gross Margin

[CHART]

Key Takeaways

•                  Represents an extension of the rental business

•                  78% of sales out of the rental fleet

•                  Regulate fleet sales through pricing

•                  Lower pricing to shrink the fleet

•                  Higher pricing to maintain or grow the fleet

•                  Rental returns are very attractive today so hurdle to sell is high

•                  Used equipment gross margin up 370 bps versus 04

Parts & Service – Segment Financial Summary

Sales and Gross Margin

[CHART]

Key Takeaways

•                  Sales up 22% for 05 versus 04

•                  Provides a relatively stable high-margin source

•                  All-makes repair

•                  Adding technicians to drive incremental growth

•                  Initiative to raise charge-out rates

We Have Significant Operating Leverage in Our Business

SG&A as % of Revenue

[CHART]

Revenue Per Employee

[CHART]

Incremental Operating Margin (%) (1)

[CHART]

(1) Defined as the consecutive quarterly change in operating profit divided by the change in sales

Rental Capex Summary

($ in millions)	2003	2004	2005

Gross Rental Capex (1)	$39.4	$82.2	$182.6

Sale of Rental Equipment	(51.3)	(65.4)	(87.0)

Net Rental Capex	$(11.9)	$16.8	$95.6

(1) Includes gross purchases of rental equipment plus assts transferred from new and used inventory to rental fleet.

Rental Fleet Statistics

[CHART]

Fleet Age by Equipment Type (months)

[CHART]

$ Utilization by Equipment Type

[CHART]

Note: Fleet statistics as of December 31, 2005. Includes owned equipment and equipment under operating leases.

Sources & Uses

($ in millions)

Sources		Uses
New Common Stock	$226.4
		Funding of Eagle Acquisition	$56.5
		Purchase Rental Equipment Currently Under Operating Leases	30.3
		Pay Deferred Compensation to Executives	8.6
		Fees and Expenses	27.3
		Repay, with remaining Proceeds, Borrowings on Existing Revolver	103.7
Total Sources	$226.4	Total Uses	$226.4

Selected Balance Sheet Data

($ in millions)

12/31/2005
Cash	$5.6
Rental equipment, net	308.0
Total assets	$530.7
Debt
Senior Secured Credit Facility	$106.5
Notes Payable	0.5
11.125% Senior Secured Notes (callable June 2007)	198.9
12.500% Senior Subordinated Notes (callable June 2007)	44.1
Total Debt(1)	$350.0
Total liabilities	535.8
Members’deficit	(5.1)
Total liabilities and members’ deficit	$530.7

(1)                                                Total debt consists of the aggregate amounts outstanding on the senior secured credit facility, senior secured notes, senior subordinated notes, notes payable and capital lease obligations.

Note:                   The amount of borrowings actually repaid under our senior secured credit facility was $96.6 million which was the amount owed under the senior secured credit facility at that time. Remaining net proceeds of approximately $7.1 million were used for general corporate purposes.

Consolidated Financial Summary

Revenue

($ in millions)

[CHART]

% Growth	(4.3)%	15.5%	25.5%

EBITDA (1)

($ in millions)

[CHART]

EBITDA Margin	15.5%	16.6%	21.7%

(1) See Appendix 1 attached for a description of EBITDA and reconciliation of EBITDA to net income and limitations on uses of EBITDA as a performance measure.

(2) Reflects Adjusted EBITDA. See Appendix 1 attached for a description of EBITDA and reconciliation of EBITDA to net income and limitations on uses of EBITDA as a performance measure.

Conclusions

We Have a Winning Business Model	Right Company

We are Focused on High Growth Regions	Right Markets

We Have Significant Growth Opportunities	Right Time

Appendix 1-Definition and Reconciliation of EBITDA

We define EBITDA as net income (loss) from continuing operations before interest expense, income taxes, and depreciation and amortization. We use EBITDA in our business operations to, among other things, evaluate the performance of our business, develop budgets and measure our performance against those budgets. We also believe that analysts and investors use EBITDA as a supplemental measure to evaluate a company’s overall operating performance. However, EBITDA has material limitations as an analytical tool and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. We find it a useful tool to assist us in evaluating performance because it eliminates items related to capital structure, taxes and non-cash charges. The items that we have eliminated in determining EBITDA are interest expense, income taxes, depreciation of fixed assets (which includes rental equipment and property and equipment) and amortization of intangible assets. However, some of these eliminated items are significant to our business. For example, (i) interest expense is a necessary element of our costs and ability to generate revenue because we incur a significant amount of interest expense related to our outstanding indebtedness; (ii) payment of income taxes is a necessary element of our costs; and (iii) depreciation is a necessary element of our costs and ability to generate revenue because rental equipment is the single largest component of our total assets and we recognize a significant amount of depreciation expense over the estimated useful life of this equipment. Any measure that eliminates components of our capital structure and costs associated with carrying significant amounts of fixed assets on our balance sheet has material limitations as a performance measure. In light of the foregoing limitations, we do not rely solely on EBITDA as a performance measure and also consider our GAAP results. EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other measures derived in accordance with GAAP. Because EBITDA is not calculated in the same manner by all companies, it may not be comparable to other similarly titled measures used by other companies

($ in millions)	2003	2004	2005
Net income (loss)	$(46,051)	$(13,737)	$28,160
Interest expense	39,394	39,856	41,822
Income tax provision (benefit)	(5,694)	—	673
Depreciation and amortization	59,159	53,526	59,860
EBITDA	$46,808	$79,645	$130,515
Loss from litigation	17,434	—	—
Adjusted EBITDA	$62,242	$79,645	$130,515